Exhibit 4.1

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1242192

1.

Ontario

Ministry of Consumer and Commercial Relations

Ministère de la Consommation et du Commerce

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JUNE 16 JUIN, 1997

Director / Directeur
Business Corporations Act / Loi de sur les compagnies

Form 1
Business Corporations Act

Formule 1
Loi sur les société par actions

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS

1. The name of the corporation is: *Dénomination sociale de la société:*

TRI CONTINENTAL MANANGEMENT
INC.

2. The address of the registered office: *Adresse du siège social:*

3 Rowanwood Avenue,

(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro, ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

Toronto, ON Canada M4W 1Y5

(Name of Municipality or Post Office) *(Nom de la municipalité ou du bureau de poste)*

(Postal Code) *(Code postal)*

3. Number (or minimum and maximum number) of directors is: *Nombre (ou nombres minimal et maximal) d'administrateurs:*

Minimum of 1 and Maximum of 20

4. The first director(s) is/are: *Premier(s) administrateur(s):*

First name, initials and surname *Prénom, initiales et nom de famille*	Residence address, giving Street & No. or R.R. No., Municipality and Postal Code. *Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal*	Resident Canadian State Yes or No *Résident canadien Oui/Non*
David Berman	65 Harbour Square Apartment 2006 Toronto Ontario M5J 2L4	Yes

2 ..

FORM 1 (B.C.A.) CAKEware Inc. (10/96) CBR-70

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.	Limites, s’il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

NIL

6. The classes and any maximum number of shares that the corporation is authorized to issue:	Catégories et nombre maximal, s’il y a lieu, d’actions que la société est autoriséé à émettre:

class A shares class B shares class C shares common shares

3 ..

FORM 1 (B.C.A.) CAKEware Inc. (10/96) CBR-70

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s’il y a lieu, rattachés à chaque catégorie d’actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions qui peut être émise en série:

(A)	DIVIDEND - CLASS A SHARES

(i)    Each class A share shall entitle the holder thereof to receive for each month, when, as and if declared by the board of directors of the corporation, out of the monies of the corporation properly applicable to the payment of dividends, a fixed preferential non-cumulative dividend of 0.5% of the Redemption Amount (as hereinafter defined).

(ii)    Any dividend may be paid in one or more instalments in the discretion of the board of directors of the corporation.

(iii)    If such fixed preferential dividend for any month has not been declared payable prior to the expiration of one week from the end of such month, the rights of the holders of all class A shares to receive such undeclared dividend shall be forever extinguished at the expiration of such week.

(iv)    No dividend shall be paid on the class B, class C or common shares for a financial year of the corporation unless the fixed preferential dividend payable for that month of such financial year on all the class A shares outstanding at any time in that month of such financial year shall have been declared and paid in full.

(B)	REDEMPTION AT THE OPTION OF THE CORPORATION - CLASS A SHARES

The Redemption Amount as hereinbefore and hereinafter referred to with respect to each class A share shall be equal to the amount determined by dividing the money received by the corporation or the fair market value of the consideration received for the first issuance of class A shares by the number of class A shares first issued as aforesaid, which consideration is equal to the fair market value of any property or assets transferred to the corporation, or other consideration received in consideration for the first issuance of the class A shares minus the aggregate of the fair market value of any liabilities assumed by the corporation and the fair market value of any non-share consideration issued by the corporation in the course of any such transfer. The fair market value of any property or assets transferred to the corporation, any liabilities assumed by the corporation and any non-share consideration issued by the corporation is to be determined on the basis of generally accepted accounting and valuation principles.

The corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the class A shares upon payment of the Redemption Amount for each share to be redeemed, together with all dividends declared thereon and unpaid. Not less than 14 days’ notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date (the “Redemption Date”) and place or places of redemption. Upon the Redemption Date the corporation shall pay or cause to be paid to the order of the registered holder of each class A share to be redeemed the Redemption Amount therefor, together with all dividends declared thereon and unpaid, on presentation and surrender, at the place or places specified for redemption in the notice, of the certificate(s) representing such class A shares. For the purpose of this paragraph, the issuance and delivery to a shareholder of a promissory note payable on demand by the corporation for the aggregate Redemption Amount of the class A shares of the shareholder to be redeemed, together with all dividends declared thereon and unpaid, may constitute payment therefor. If a part only of the

3(1)

class A shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the corporation. From and after the Redemption Date, the holder of each class A share to be redeemed shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights as shareholder in respect thereof unless payment of the Redemption Amount, together with all dividends declared thereon and unpaid, shall not be made upon presentation of certificate(s) in accordance with the foregoing provisions, in which case the rights of the holder in respect of those class A shares for which payment has not been made shall remain unaffected. The corporation shall have the right at any time after the Redemption Date to deposit the aggregate Redemption Amount of the class A shares to be redeemed or of such of the said shares represented by certificates as have not as of the date of such deposit been surrendered by the holder thereof in connection with such redemption, together with all dividends declared thereon and unpaid, to a special account at any chartered bank or any trust company to be paid without interest to or to the order of the holder of such class A shares upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit(s) being made the class A shares in respect whereof such deposit(s) shall have been made shall be deemed to have been redeemed and the right of the holder(s) thereof after such deposit or such Redemption Date, as the case may be, shall be limited to receiving without interest the Redemption Amount, together with all dividends declared thereon and unpaid, so deposited against presentation and surrender of the said certificates held by him. Any interest allowed on any such deposit shall belong to the corporation, provided that with any such deposit the corporation shall forthwith mail to the holder of each such class A share a notice in writing advising of such deposit and specifying the name of the chartered bank or trust company, as the case may be, wherein such special account is for the time being maintained.

Where a part only of the class A shares is to be redeemed, the shares to be redeemed shall be selected either:

(i)    as nearly as may be in proportion to the number of class A shares registered in the name of each shareholder; or

(ii)    in such other manner as the board of directors determines with the consent in writing of all of the holders of the class A shares at the time outstanding.

(C)	REDEMPTION AT THE OPTION OF THE HOLDER - CLASS A SHARES

Any registered holder of class A shares may, at his option, upon giving notice as hereinafter provided, require the corporation at any time or times to redeem all or any part of the class A shares held by him, and the corporation shall pay to such holder for each such share which the holder requires to be redeemed, the Redemption Amount, together with all dividends declared thereon and unpaid. In the event that any registered holder of class A shares desires to require the redemption of all or any part of the class A shares held by him, such registered holder shall mail by prepaid mail addressed to the corporation at its registered office notice in writing of his intention to require redemption, which notice shall also specify therein the number of class A shares to be so redeemed. On the date 14 days next following the receipt of such notice by the corporation (the “Retraction Date”), the corporation shall pay or cause to be paid to the order of the registered holder of such class A shares the Redemption Amount, together with all dividends declared thereon and unpaid, on presentation and surrender at the registered office of the corporation of the certificates representing the class A shares specified in the notice. For the purpose of this paragraph, the issuance and delivery of a promissory note payable on demand by the corporation for the aggregate Redemption Amount of the class A shares to be redeemed, together with all dividends declared thereon and unpaid, may constitute payment therefor. If a part only of the class A shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the corporation. From and after the Retraction Date, the holder of the class A shares to be redeemed shall cease

3(2)

to be entitled to dividends and shall not be entitled to exercise any of the rights as shareholder in respect thereof unless payment of the Redemption Amount, together with all dividends declared thereon and unpaid, shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holder in respect of those class A shares for which payment has not been made shall remain unaffected.

(D)	PARTICIPATION IN ASSETS ON DISSOLUTION - CLASS A SHARES

In the event of the liquidation, dissolution, winding-up of the corporation (whether voluntary or involuntary), reduction of capital or other distribution of its assets among shareholders by way of repayment of capital, the holder of each class A share shall be entitled to receive, before any distribution of any part of the assets of the corporation among the holders of any other class of shares, the Redemption Amount per class A share, together with any dividends declared thereon and unpaid and no more; provided, however, if the aggregate amount available for distribution to the holders of class A shares is less than the amount otherwise payable to them pursuant to the provisions hereof, then each class A share shall entitle the holder thereof to participate in the amount so available for distribution, pro rata.

(E)	DIVIDEND - CLASS B SHARES

(i)    Subject to the provisions of paragraph (K) hereof, each class B share shall entitle the holder thereof to receive for each financial year of the corporation, when, as and if declared by the board of directors of the corporation, out of the monies of the corporation properly applicable to the payment of dividends, a fixed preferential non-cumulative dividend of 8¢.

(ii)    If such fixed preferential dividend for any financial year of the corporation has not been declared payable prior to the expiration of two months from the end of such financial year, the rights of the holders of all class B shares to receive such undeclared dividend shall be forever extinguished at the expiration of such two months.

(iii)    Any dividend may be paid in one or more instalments in the discretion of the board of directors of the corporation.

(iv)    No dividend shall be paid on the class C or common shares for a financial year of the corporation unless the fixed preferential dividend payable for such financial year on all the class B shares outstanding at any time in such financial year shall have been declared and paid in full.

(F)	REDEMPTION AT THE OPTION OF THE CORPORATION - CLASS B SHARES

The corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the class B shares upon payment of a redemption price equal to the aggregate of $1.00 for each share to be redeemed and all dividends declared thereon and unpaid. Not less than 14 days’ notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date (herein called the “Redemption Date”) and place or places of redemption. Upon the Redemption Date the corporation shall pay or cause to be paid to the order of the registered holder of each class B share to be redeemed the redemption price therefor on presentation and surrender, at the place or places specified for redemption in the notice, of the certificate(s) representing such class B shares. If a part only of the class B shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the corporation. From and after the Redemption Date, the holder of each class B share to be redeemed, as aforesaid, shall

3(3)

cease to be entitled to dividends and shall not be entitled to exercise any of the rights as shareholder in respect thereof unless payment of the redemption price shall not be made upon presentation of certificate(s) in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected. The corporation shall have the right at any time after the Redemption Date as aforesaid to deposit the redemption price of the class B shares to be redeemed or of such of the said shares represented by certificates as have not as of the date of such deposit been surrendered by the holder thereof in connection with such redemption to a special account at any chartered bank or any trust company to be paid without interest to or to the order of the holder of such class B shares upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit(s) being made the class B shares in respect whereof such deposit(s) shall have been made shall be deemed to have been redeemed and the right of the holder(s) thereof after such deposit or such Redemption Date, as the case may be, shall be limited to receiving without interest the redemption price so deposited against presentation and surrender of the said certificates held by him. Any interest allowed on any such deposit shall belong to the corporation, provided that with any such deposit the corporation shall forthwith mail to the holder of each such class B share a notice in writing advising of such deposit and specifying the name of the chartered bank or trust company, as the case may be, wherein such special account is for the time being maintained.

Where a part only of the class B shares is to be redeemed, the shares to be redeemed shall be selected either:

(i)    as nearly as may be in proportion to the number of class B shares registered in the name of each shareholder; or

(ii)    in such other manner as the board of directors determines with the consent in writing of all of the holders of the class B shares at the time outstanding.

(G)	REDEMPTION AT THE OPTION OF THE HOLDER - CLASS B SHARES

Any registered holder of class B shares may, at his option, upon giving notice as hereinafter provided, require the corporation at any time or times to redeem all or any part of the class B shares held by him, and the corporation shall pay to such holder for each such share which the holder requires to be redeemed a redemption price equal to the aggregate of $1.00 and all dividends declared thereon and unpaid. In the event that any registered holder of class B shares desires to require the redemption, as aforesaid, of all or any part of the class B shares held by him, such registered holder shall mail by prepaid mail addressed to the corporation at its registered office notice in writing of his intention to require redemption, which notice shall also specify therein the number of class B shares to be so redeemed. On the date 14 days next following the receipt of such notice by the corporation (herein called the “Redemption Date”), the corporation shall pay or cause to be paid to the order of the registered holder of such class B shares the aggregate redemption price in respect of the class B shares to be redeemed on presentation and surrender at the registered office of the corporation of the certificates representing the class B shares specified in the notice. If a part only of the class B shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the corporation. From and after the Redemption Date, the holder of the class B shares to be redeemed, as aforesaid, shall cease to be entitled to dividends and shall not be entitled to exercise any of the rights as shareholder in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holder shall remain unaffected.

3(4)

(H)	PARTICIPATION IN ASSETS ON DISSOLUTION - CLASS B SHARES

In the event of the liquidation, dissolution, winding-up of the corporation (whether voluntary or involuntary), reduction of capital or other distribution of its assets among shareholders by way of repayment of capital, the holder of each class B share shall be entitled to receive, before any distribution of any part of the assets of the corporation among the holders of the class C and common shares, but after satisfaction of the amounts payable to the holders of the class A shares, a redemption price equal to the aggregate of $1.00 per class B share, together with any dividends declared thereon and unpaid and no more; provided, however, if the aggregate amount available for distribution to the holders of class B shares is less than the amount otherwise payable to them pursuant to the provisions hereof, then each class B share shall entitle the holder thereof to participate in the amount so available for distribution, pro rata.

(I)	DIVIDEND - CLASS C AND COMMON SHARES

Subject to the provisions of paragraph (K) hereof, after the full amount of the fixed preferential dividends payable for any financial year on the class A shares and the class B shares have been paid, any and all further dividends declared for that financial year by the directors of the corporation shall be declared and paid in equal amounts per share on all the class C and common shares at the time outstanding without preference or distinction.

(J)	PARTICIPATION IN ASSETS ON DISSOLUTION - CLASS C AND COMMON SHARES

In the event of the liquidation, dissolution, winding-up of the corporation (whether voluntary or involuntary), reduction of capital or other distribution of its assets among shareholders by way of repayment of capital, the holders of the class C shares and the common shares shall be entitled to receive, in equal amounts per share, without preference or distinction, all of the property and assets of the corporation remaining after payment to the holders of the class A and class B shares.

(K)	PROHIBITION ON DIVIDENDS

No dividend shall be paid on the class B, class C or common shares for a financial year of the corporation if the realizable value of the corporation’s assets after the payment of such dividend would be less than the aggregate of:

(i)    its liabilities; and

(ii)    the aggregate Redemption Amount of the class A shares of the corporation then outstanding.

(L)	PURCHASE FOR CANCELLATION

The corporation may, at any time and from time to time, purchase for cancellation the whole or any part of the class A, class B, class C or common shares, as the case may be, at the lowest price at which, in the opinion of the directors of the corporation, such shares are obtainable. Except where the corporation is purchasing or otherwise acquiring shares issued by it to settle or compromise a debt or claim asserted by or against the corporation, to eliminate fractional shares, to fulfil the terms of an agreement under which the corporation has an option or is obliged to purchase shares owned by a current or former director, officer or employee of the corporation, to satisfy the claim of a shareholder who dissents under Section 185 of the Business Corporations Act (Ontario) (as the said section may be amended or re-enacted from time to time) or to comply with an order under Section 248 of the said Act (as the said section

3(5)

may be amended or re-enacted from time to time), the shares shall be purchased either:

(i)    with the consent of all the holders of class A, class B, class C or common shares outstanding, as the case may be; or

(ii)    pursuant to tenders received by the corporation upon request for tenders addressed to all the holders of the class A, class B, class C or common shares at the time outstanding, as the case may be, and the corporation shall accept only the lowest tenders.

Where, in response to the invitation for tenders, two or more shareholders submit tenders at the same price and the tenders are accepted by the corporation as to part only of the shares offered, the corporation shall accept part of the shares offered in each tender in proportion as nearly as may be to the total number of shares offered in each tender.

(M)	VOTING

Except as otherwise provided by law, the holders of the class A shares and the class C shares shall not be entitled to vote at any meetings of the shareholders of the corporation but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the corporation or the sale, lease or exchange of all or substantially all the property of the corporation other than in the ordinary course of business of the corporation. Holders of class B and common shares shall be entitled to 1 vote for each class B or common share held by them respectively.

(N)	DISSENT

Holders of shares of a class (whether class A, class B, class C or common) are not entitled to vote separately as a class or dissent upon a proposal to amend the articles of the corporation to:

(i)    increase or decrease any maximum number of authorized shares of such class or series, or increase any maximum number of authorized shares of a class or series having rights or privileges equal or superior to the shares of such class or series;

(ii)    effect an exchange, reclassification or cancellation of the shares of such class or series; or

(iii)    create a new class or series of shares equal or superior to shares of such class or series.

(O)	PARTICIPATION IN PROFITS

Except as herein expressly provided, neither the class A nor the class B shares shall confer any right upon the holder thereof to participate in profits or assets of the corporation.

(P)	NOTICE

Where notice is required by the provisions hereof to be sent, the notice or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto.

4.

FORM 1 (B.C.A.) CAKEware Inc. (10/96) CBR-70

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:	L’émission, le transfert ou la propriété d’actions est/n’est pas restreint. Les restrictions, s’il y a lieu, sont les suivantes:

No shares shall be transferred without the consent of the board of directors by resolution or in writing.

5.

FORM 1 (B.C.A.) CAKEware Inc. (10/96) CBR-70

9. Other provisions, if any, are:	Autres dispositions, s’il y a lieu:

(A)    The number of shareholders of the corporation exclusive of persons who are in its employment and exclusive of persons who, having formerly been in the employment of the corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

(B)    Any invitation to the public to subscribe for securities of the corporation is prohibited.

(C)    Each holder of a fractional share issued by the corporation is entitled to exercise voting rights and to receive a dividend in respect of each such fractional share to the extent of such fraction.

(D)    The corporation has a lien on each share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the corporation.

(E)    Without in any way limiting the powers of the corporation, or of the directors, as set forth in the Business Corporations Act (Ontario) as amended or re-enacted from time to time, the directors of the corporation may, without authorization of the shareholders,

(i)    borrow money upon the credit of the corporation;

(ii)    issue, reissue, sell or pledge debt obligations of the corporation;

(iii)    mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the corporation, owned or subsequently acquired, to secure any obligation of the corporation.

(F)    Articles of dissolution may be filed when authorized by at least a majority of the votes of all shareholders entitled to vote at a special meeting of shareholders duly called to authorize the dissolution.

6.

FORM 1 (B.C.A.) CAKEware Inc. (10/96) CBR-70

10. The names and addresses of the incorporators are First name, initials and surname or corporate name Prénom, initiate et nom de famille ou dénomination sociale

Nom et adresse des fondateurs

Full residence address or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code

Adresse personnelle au complet, adresse du siège social ou adresse de l’établissement principal, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal

David Berman 65 Harbour Square Apartment 2006 Toronto Ontario M5J 2L4

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

Signatures of incorporators (Signatures des fondateurs)

[DELETED]

[Original Signatures Redacted for Confidentiality Reasons.]

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1242192

1.

Ontario

Ministry of Consumer and Commercial Relations

Ministère de la Consommation et du Commerce

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JULY 10 JUILLET, 1997

Director / Directeur
Business Corporations Act / Loi de sur les compagnies

Form 3
Business Corporations Act

Formule 3
Loi sur les société par actions

ARTICLES OF AMENDMENT
STATUTS MODIFICATION

1. The name of the corporation is: *Dénomination sociale de la société:*

TRI CONTINENTAL MANANGEMENT
INC.

2. The name of the corporation is changed to (if applicable): *Nouvelle dénomination sociale de la société (s'il y a lieu):*

TCC MANAGEMENT INC.

3. Date of incorporation/amalgamation: *Date de la constitution ou de la fusion:*

1997, June, 16

(Year, Month, Day)
(année, mois, jour)

4. The articles of the corporation are amended as follows: *Les statuts de la société sont modifiés de la façon suivante.*

To change the name of the corporation to TCC MANAGEMENT INC..

2.

FORM 3 (B.C.A.) CAKEware Inc. (10/96) CBR-72

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément aux article 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la resolution autorisant la modification le

1997, June, 24th

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

TRI CONTINENTAL MANANGEMENT INC.
(Name of Corporation) (Dénomination sociale de la société)

By:/Par:	[DELETED]
	Geoffrey Matus — Chairman of the Board	(Description of Office) (Fonction)

By:/Par:	[DELETED]
	David Berman — President	(Description of Office) (Fonction)

[Original Signatures Redacted for Confidentiality Reasons.]

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Consumer and Commercial Relations
Ontario

Ministère de la Consommation et du Commerce

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MARCH 19 MARS, 1999

[signature]
Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1242192

1.

Form 3
Business Corporations Act

Formule 3
Loi sur les société par actions

ARTICLES OF AMENDMENT
STATUTS MODIFICATION

1. The name of the corporation is: *Dénomination sociale de la société:*

T C C M A N A G E M E N T I N C .

2. The name of the corporation is changed to (if applicable): *Nouvelle dénomination sociale de la société (s'il y a lieu):*

T R I C O N T I N E N T A L C A P I T A L L T D .

3. Date of incorporation/amalgamation: *Date de la constitution ou de la fusion:*

1997, June, 16

(Year, Month, Day)
(année, mois, jour)

4. The articles of the corporation are amended as follows: *Les statuts de la société sont modifiés de la façon suivante.*

To change the name of the corporation to TRI CONTINENTAL CAPITAL LTD.

2.

FORM 3 (B.C.A.) CAKEware Inc. (10/96) CBR-72

5.  The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

6.  The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

La modification a été dûment autorisée conformément aux article 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

1999, February, 24th

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

TCC MANAGEMENT INC.

(Name of Corporation) (Dénomination sociale de la société)

By:/Par:	[DELETED]
	David Berman, Director	(Description of Office) (Fonction)

By:/Par:	[DELETED]
	Geoffrey Matus, Director	(Description of Office) (Fonction)

[Original Signatures Redacted for Confidentiality Reasons.]

1

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Consumer and Business Services
Ministère des Services aux consommateurs et aux entreprises

Ontario Corporation Number
Numéro de la société en Ontario

1242192

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MAY 20 MAI, 2005

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRI CONTINENTAL CAPITAL LTD.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRICON CAPITAL GROUP INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1997-06-16

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: **or** minimum and maximum number of directors is/are:
Nombre d'administrateurs : **ou** *nombres minimum et maximum d'administrateurs :*

Number **or** minimum and maximum
Nombre **ou** *minimum et maximum*

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

To change the name of the Corporation to Tricon Capital Group Inc.

07119 (03/2003)

2

07119 (03/2003)
6.	The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2005-May-05

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

TRI CONTINENTAL CAPITAL LTD.

(Name of Corporation) (If the name is to be changed by these articles set out current name)

(Dénomination sociale de la société) (Si l‘on demande un changement de nom, indiquer ci-dessus la dénomination sociale actueile).

By/ Par:	[DELETED]	President
	David Berman	(Description of Office) (Fonction)

[Original Signatures Redacted for Confidentiality Reasons.]

1

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services | Ministère des Services gouvernementaux

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MARCH 10 MARS, 2009

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1242192

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRICON CAPITAL GROUP INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1997-06-16

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: **or** minimum and maximum number of directors is/are:
Nombre d'administrateurs : **ou** *nombres minimum et maximum d'administrateurs :*

Number / Nombre **or / ou** minimum and maximum / *minimum et maximum*

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

To change the 1025.6415 issued and outstanding common shares of the Corporation into 1,000,000 issued and outstanding common shares on a 974.99955 for one (1) basis.

07119 (08/2005)

2

07119 (08/2005)
6.	The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2009-Feb-13

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

TRICON CAPITAL GROUP INC.

(Name of Corporation) (If the name is to be changed by these articles set out current name)

(Dénomination sociale de la société) (Si l’on demande un changement de nom, indiquer ci-dessus la dénomination sociale actuelle).

By/ Par:	[DELETED]	President
	David Berman	(Description of Office) (Fonction)

[Original Signatures Redacted for Confidentiality Reasons.]

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services
Ontario

Ministère des Services gouvernementaux

Ontario Corporation Number
Numéro de la société en Ontario

1242192

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MAY 13 MAI, 2010

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRICON CAPITAL GROUP INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1997-06-16

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: Nombre d'administrateurs :		minimum and maximum number of directors is/are: nombres minimum et maximum d'administrateurs :	
Number / Nombre		minimum / minimum	maximum / maximum
	or / ou	3	20

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

(a) By changing the 1,013,661 issued and outstanding common shares into an aggregate of 7,909,770 common shares on the basis of 7.803170883 common shares for each currently issued and outstanding common share. No fractional shares shall be issued as a result of this change and the number of shares received by each holder upon the change shall be rounded off to the nearest whole number.

07119 (2008/06)
© Queen's Printer for Ontario, 2008 / © Imprimeur de la Reine pour l'Ontario, 2008
Page 1 of/de 2

1A

07119 (2008/06)

(b) To remove the authorized, but unissued class A shares, class B shares and class C shares from the authorized capital of the Corporation.

(c) To declare that the authorized capital of the Corporation, after giving effect to the foregoing, shall consist of an unlimited number of common shares.

(d) Delete, in their entirety, the provisions of Article 7 of the Articles of Incorporation of the Corporation.

(e) Delete, in their entirety, the provisions of Article 8 of the Articles of Incorporation of the Corporation, effectively removing the restrictions on the transfer of the Corporation’s shares.

(f) Delete paragraphs (a), (b) and (d) under Article 9 of the Articles of Incorporation of the Corporation, effectively removing the limit to the number of shareholders, the prohibitions for the public to subscribe for securities and the provision for the corporation having a lien on shares of the Corporation.

(g) Change the minimum and maximum number of directors from a minimum of one (1) and a maximum of twenty (20) to a minimum of three (3) and a maximum of twenty (20).

6.	The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2010, 05, 13

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

TRICON CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)

(Veuillez écrir le nom de la société de l’article un à la page une).

By/		David Berman
Par:	[DELETED]	President

(Signature)		(Description of Office)
(Signature)		(Fonction)

[Original Signatures Redacted for Confidentiality Reasons.]

07119 (2008/06)	Page 2 of/de 2

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services
Ontario

Ministère des Services gouvernementaux

Ontario Corporation Number
Numéro de la société en Ontario

1242192

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MAY 19 MAI, 2010

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRICON CAPITAL GROUP INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1997-06-16

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: minimum and maximum number of directors is/are:
Nombre d'administrateurs : nombres minimum et maximum d'administrateurs :

Number / Nombre: ______ or / ou minimum et maximum / minimum and maximum: ______ ______

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

07119 (2008/06)
© Queen's Printer for Ontario, 2008 / © Imprimeur de la Reine pour l'Ontario, 2008
Page 1 of/de 2

6.	The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la socièté ont approuvé la resolution autorisant la modification le

2010, 05, 18

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signés en double exemplaire.

TRICON CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)

(Veuillez ècńr le nom de la société de l’ article un à la page une).

By/
Par:	[DELETED]	President

(Signature)		(Description of Office)
(Slgnature)		(Fonction)

[Original Signatures Redacted for Confidentiality Reasons.]

07119 (2008/06)	Page 2 of/de 2

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government and Consumer Services
Ontario
CERTIFICATE
This is to certify that these articles are effective on

Ministère des Services gouvernementaux et des Services aux consommateurs
CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JULY 07 JUILLET, 2020

Barbara Duckitt (17)
Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1242192

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRICON CAPITAL GROUP INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

TRICON RESIDENTIAL INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1997-06-16

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are:
Nombre d'administrateurs :

minimum and maximum number of directors is/are:
nombres minimum et maximum d'administrateurs :

Number / Nombre

or / ou

minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

To change the name of the Corporation from Tricon Capital Group Inc. to "Tricon Residential Inc.".

07119 (2011/05)
© Queen's Printer for Ontario, 2011 / © Imprimeur de la Reine pour l'Ontario, 2011
Page 1 of/de 2

6.	The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

7.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2020/07/07

(Year, Month, Day)

(année, mois, jour)

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

TRICON CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)

(Veuillez écrir le nom de la société de l‘article un à la page une).

By/
Par:

Corporate Secretary
(Signature)	(Description of Office)
(Signature)	(Fonction)

07119 (2011/05)	Page 2 of/de 2

BY-LAW NO. 1

a by-law relating generally to the transaction of the business and affairs of

TRI CONTINENTAL MANANGEMENT INC.

(the “Corporation”)

BE IT ENACTED as a by-law of the Corporation as follows:

DEFINITIONS AND INTERPRETATION

1.    In this by-law:

“Act” means the Business Corporations Act (Ontario) and the regulations thereunder, as amended from time to time, or any successor Act or regulations thereto, as the case may be;

“Board” means the board of directors of the Corporation;

“meetings of shareholders” includes annual and special meetings.

Unless it is otherwise provided for herein, any other words and expressions used in this by-law have the meaning attributed thereto in the Act.

2.    Words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders and vice versa.

MEETINGS OF SHAREHOLDERS

3.    ANNUAL MEETING - If required, the annual meeting of the shareholders shall be held at the time and place determined by the Board for the purpose of hearing and receiving the reports and statements required by the Act to be read or laid before the shareholders of the Corporation at an annual meeting, electing directors, appointing an auditor, if any, and fixing or authorizing the Board to fix the auditor’s remuneration and for the transaction of such other business as may properly be brought before the meeting.

4.    SPECIAL MEETING - Subject to the Act, the Board may at any time call a special meeting of the shareholders of the Corporation to be held at the time and place determined by the Board.

5.    NOTICES - Notice of the time and place of each meeting of shareholders shall be sent not less than 10 nor more than 50 days before the date of the meeting to each director, to the auditor, if any, and to each shareholder entitled to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements, the auditor’s report, if any, election of directors and reappointment of the incumbent auditor, if any, shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

6.    PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders are those persons entitled to vote thereat, the directors of the Corporation, the auditor of the Corporation, if any, and others who are entitled or required under any provision of the Act or the by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

7.    QUORUM - Holders of 51% of the issued shares entitled to vote at a meeting of shareholders, whether present in person or represented by proxy, constitute a quorum. If a quorum is present at the opening of a meeting of shareholders, the shareholders present may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.

8.    PROXIES -

(a)    A shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, who are not required to be shareholders, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy.

(b)    A proxy shall be executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized.

9.    REPRESENTATIVE - If a body corporate or association is a shareholder of the Corporation, the Corporation shall recognize any individual authorized by a resolution of the board of directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. An individual so authorized may exercise on behalf of the body corporate or association he represents all the powers it could exercise if it were an individual shareholder.

10.    SCRUTINEERS - At each meeting of the shareholders one or more scrutineers may be appointed to serve at the meeting by a resolution of the meeting or by the chairman of the meeting with the consent of the meeting. Such scrutineers need not be shareholders of the Corporation.

11.    VOTES TO GOVERN - Subject to the Act or the articles of the Corporation or any unanimous shareholder agreement, at all meetings of shareholders, all questions proposed for the consideration of the shareholders shall be determined by the majority of the votes cast on the question. In the case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

12.    VOTING -

(a)    Voting at a meeting of shareholders shall be by show of hands except where a ballot is demanded by a shareholder or proxyholder entitled to vote at the meeting. A shareholder or proxyholder may demand a ballot either before or after any vote by show of hands. Upon a show of hands every person present and entitled to vote has one vote. Whenever a vote by show of hands has been taken upon a motion, unless a ballot thereon is demanded, a declaration by the chairman of the meeting that the vote upon the motion has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting is prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the motion, and the result of the vote so taken is the decision of the shareholders of the Corporation upon the motion. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot.

(b)    Upon a ballot each shareholder who is present or represented by proxy is entitled, in respect of the shares which he is entitled to vote at the meeting upon the motion, to that number of votes provided by the Act or the articles in respect of those shares and the result of the ballot is the decision of the shareholders of the Corporation upon the motion.

13.    CHAIRMAN OF SHAREHOLDERS’ MEETING - In the event that the chairman of the board, if any, the president or any vice-president fails to assume the chairmanship of a meeting in accordance with paragraphs 21, 22 and 23 of this by-law within 15 minutes after the time appointed for the holding of the meeting, the persons present at the meeting and entitled to vote thereat shall choose a person from their number to be the chairman of the meeting.

DIRECTORS

14.    QUORUM - Subject to the articles of the Corporation, a quorum at any meeting of directors is:

(a)    where the articles set out the number of directors, a majority of that number; or

(b)    where the articles set out the minimum and maximum number of directors, a majority of the number of directors which then constitutes the Board.

15.    ELECTION AND TERM - Shareholders of the Corporation shall, at the first meeting of shareholders and at each succeeding annual meeting of shareholders, elect directors to hold office for a term expiring at the first annual meeting of shareholders following their election.

16.    CALLING OF MEETINGS - The Board, a quorum of directors, the president or the secretary may at any time call a meeting of the Board to be held at the time and place determined by the Board or by the person calling the meeting. Meetings of the Board may be held at any place within or outside Ontario. In any financial year of the Corporation, a majority of the meetings of the Board need not be held within Canada. Notice of every meeting so called shall be given to each director by sending the notice not less than 2 days before the day on which the meeting is to be held. A director may in any manner and at any time waive notice of a meeting of directors and attendance by a director at a meeting of directors is a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

If a quorum of directors is present, each newly elected Board may without notice hold its first meeting for the purposes of its organization and the appointment of officers immediately following the meeting of shareholders at which such Board was elected.

17.    NOTICES - Notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified.

18.    CHAIRMAN OF DIRECTORS’ MEETING - In the event that the chairman of the board, if any, the president or any vice-president fails to assume the chairmanship of a meeting in accordance with paragraphs 21, 22 and 23 of this by-law within 15 minutes after the time appointed for the holding of the meeting, the persons present at the meeting and entitled to vote thereat shall choose a person from their number to be the chairman of the meeting.

19.    VOTES TO GOVERN - At all meetings of the Board every question shall be decided by a majority of the votes cast on the question and in the case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

OFFICERS

20.    APPOINTMENT - Subject to the articles and any unanimous shareholder agreement, the Board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the Board may determine, including one or more assistants to any of the officers so appointed. The Board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Two or more offices of the Corporation may be held by the same person.

21.    CHAIRMAN OF THE BOARD - The Board may from time to time appoint a chairman of the board who shall be a director. If appointed, the chairman shall, subject to the provisions of the Act, the articles or any unanimous shareholder agreement, preside at all meetings of the shareholders and of the Board and have such other powers and duties as the Board may specify. During the absence or disability of the chairman of the board, his duties shall be performed and his powers exercised by the managing director, if any, or by the president.

22.    PRESIDENT - Subject to any duties imposed upon the chairman of the board, if one is appointed, the president shall preside at all meetings of the shareholders and of the Board and is responsible for the general supervision, subject to the authority of the Board, of the business and affairs of the Corporation.

23.    VICE-PRESIDENT - During the absence or inability of the president to act, his duties shall be performed and his powers shall be exercised by the vice-president, if any, or if there is more than one, by the vice-president selected by the Board. A vice-president shall also perform such duties and exercise such powers as the president or the Board may from time to time delegate to him.

24.    SECRETARY - The secretary shall:

(a)    give or cause to be given all notices required to be given to shareholders, directors, auditors and members of committees;

(b)    attend all meetings of directors, shareholders and committees and enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings; and

(c)    be the custodian of all books, papers, records, documents, corporate seals, if any, and other instruments of the Corporation save those entrusted by resolution of the Board to the custody of the treasurer or other officer or agent of the corporation.

The secretary may delegate his duties to a nominee from time to time.

25.    TREASURER - The treasurer shall keep or cause to be kept full and accurate books of account in which shall be recorded all receipts and disbursements of the Corporation; control the deposit of money, the safekeeping of securities and the disbursement of funds; and render to the Board, whenever required of him, an account of the financial affairs of the Corporation.

26.    POWERS AND DUTIES OF OTHER OFFICERS - The powers and duties of all other officers shall be such as the terms of their engagement call for or as the Board or the president may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant unless the Board or the president otherwise directs.

27.    VARIATION OF POWERS AND DUTIES - The Board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

28.    TERM OF OFFICE - The terms of employment of the officers shall be settled by the Board. In the absence of written agreement to the contrary, each officer holds office until he resigns, his successor is appointed or he is removed by the Board at its pleasure.

29.    FIDELITY BONDS - The Board may at any time require any officer, employee or agent of the Corporation to furnish a bond for the faithful discharge of his duties, in such form and with such surety as the Board determines.

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

30.    LIMITATION OF LIABILITY - No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the monies, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

31.    INDEMNITY - Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if:

(a)    he acted honestly and in good faith with a view to the best interests of the Corporation; and

(b)    in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

BANKING ARRANGEMENTS, CONTRACTS, ETC.

32.    BANKING ARRANGEMENTS - All funds of the Corporation shall be deposited in its name in such account or accounts as are designated by the Board. Withdrawals from such account or accounts and the making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing or transferring of any cheques, promissory notes, drafts, acceptances, bills of exchange and orders for the payment of money with the institution maintaining such account or accounts shall be made by such person or persons as the Board from time to time determines.

33.    EXECUTION OF INSTRUMENTS - Deeds, transfers, assignments, contracts and any other documents of the Corporation, shall be signed by any two directors.

Any director or officer of the Corporation is hereby authorized and directed to sign any articles on behalf of the Corporation.

Notwithstanding any provision to the contrary contained in the by-laws of the Corporation, the Board may at any time or times direct the manner in which and the person or persons by whom any particular deed, transfer, assignment, contract or other document, or any class of deeds, transfers, assignments, contracts or other documents, shall be signed.

SHARES

34.    SHARE CERTIFICATES -

(a)    Every shareholder is entitled, at his option, to a share certificate or a non-transferable written acknowledgment of his right to obtain a share certificate from the Corporation in respect of the shares of the Corporation held by him, but the Corporation is not bound to issue more than one share certificate in respect of a share or shares held jointly by several persons, and delivery of a share certificate to one of several joint shareholders is sufficient delivery to all.

(b)    A share certificate shall be manually signed by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent, branch transfer agent or other authenticating agent of the Corporation.

(c)    Notwithstanding the foregoing, a fractional share certificate need not be manually signed.

35.    REPLACEMENT OF SHARE CERTIFICATES - Where the registered holder of a share certificate claims that the share certificate has been lost, apparently destroyed or wrongfully taken, the Corporation shall issue a new share certificate in place of the original share certificate if the owner:

(a)    so requests before the Corporation has notice that the share certificate has been acquired by a bona fide purchaser;

(b)    files with the Corporation an indemnity bond sufficient in the Corporation’s opinion to protect the Corporation and any transfer agent, registrar or other agent of the Corporation from any loss that it or any of them may suffer by complying with the request to issue a new share certificate; and

(c)    satisfies any other reasonable requirements imposed by the Corporation.

36.    The Corporation has a lien on each share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation.

37.    ENFORCEMENT OF LIENS - If any shareholder (the “Defaulting Shareholder”) defaults in payment of any monies owing by such shareholder to the Corporation, which default continues for a period of 30 days after notice in writing of such default has been given by the Corporation to such shareholder, the Corporation may sell all or any part of the shares then registered in the name of the Defaulting Shareholder (the “shares”) at a bona fide public or private sale or auction, at which sale or auction any director, officer or shareholder of the Corporation may purchase the shares or the Corporation may purchase the shares free of any right or equity of redemption, which right or equity is hereby expressly waived. The terms and manner of auction or sale shall be at the sole discretion of the Corporation. The Corporation may accept any offer which it in its absolute discretion considers advisable upon such terms, whether cash or credit or partly cash and partly credit, as it in its discretion considers advisable. Notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least 15 days prior to the date on which such sale is to be held. The proceeds of such sale shall be used and applied firstly to the cost and expense of such sale incurred by the Corporation, including legal fees, secondly to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale and thirdly, for the payment in full of the monies due to the Corporation from any Defaulting Shareholder. The balance of the proceeds, if any, shall be paid to the Defaulting Shareholder. If the proceeds of the sale are insufficient to pay the amount due to the Corporation, then the Defaulting Shareholder shall remain liable to the Corporation for any such deficiency. The rights of the Corporation hereunder shall be in addition to any rights at law available to the Corporation for the enforcement of its liens or for the collection of the debt of the Defaulting Shareholder.

CORPORATE DISTRIBUTIONS

38.    DIVIDENDS - A dividend payable in cash shall be paid by cheque to the order of each registered holder of shares of the class in respect of which such dividend has been declared as at the record date for the determination of shareholders entitled to receive such dividend and delivered to each such holder or mailed by ordinary mail, postage prepaid, to such holder at his last address appearing on the securities register of the Corporation unless such holder otherwise directs in writing. In the case of joint holders the cheque shall, unless such joint holders otherwise direct in writing, be made payable to the order of all of such joint holders and if more than one address appears on the securities register of the Corporation in respect of such joint holding the cheque shall be delivered or mailed to the first address so appearing. The mailing or delivery of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque be not paid at par in Canadian funds on due presentation at the municipality in which the registered office of the Corporation is situate or at any other place where it is by its terms payable. In the event of non-receipt of any dividend cheque by the person to whom it is mailed or delivered as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount upon being furnished with such indemnity and evidence of non-receipt as the Board may from time to time prescribe, whether generally or in any particular case.

39.    JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, any one of such persons may give effectual receipts for the certificates issued in respect thereof and for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

NOTICE

40.    METHOD OF GIVING - A notice or document required by the Act, the articles or the by-laws to be sent to a shareholder or director of the Corporation may be sent by prepaid mail addressed to, or may be delivered personally to:

(a)    the shareholder at his latest address shown in the records of the Corporation or its transfer agent; and

(b)    the director at his latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.

41.    WAIVER OF NOTICE - Where a notice or document is required by the Act or by any by-law to be sent, the notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto.

42.    OMISSIONS AND ERRORS - The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant or otherwise founded thereon.

43.    NOTICE TO JOINT SHAREHOLDERS - All notices with respect to any shares registered in more than one name may, if more than one address appears on the books of the Corporation in respect to such joint holding, be given to such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to all the holders of such shares.

44.    PERSONS ENTITLED BY DEATH OR OPERATION OF LAW - Every person who, by operation of law, transfer, death of a shareholder or by any other means whatsoever, becomes entitled to any share or shares shall be bound by every notice in respect of such share or shares which is duly given to the person from whom he derived his title to such share or shares until such time as his name and address are entered on the books of the Corporation (whether it be before or after the event upon which he became so entitled).

45.    SIGNATURE OF NOTICE - The signature of any notice to be given by the Corporation may be written or printed or partly written and partly printed.

SHAREHOLDERS’ AGREEMENT

46.    Notwithstanding anything contained in this by-law and any amendment or supplement hereto, the provisions of this by-law and any amendment or supplement hereto shall be amended to the extent necessary to give effect to the provisions of any shareholders’ agreement in force between the Corporation and its shareholders, and to the extent that there is any conflict between the provisions of this by-law and any amendment or supplement hereto and any such shareholders’ agreement, the provisions of such shareholders’ agreement shall prevail.

MADE by the Board the 16th day of June, 1997.

[DELETED]	[DELETED]
PRESIDENT - DAVID BERMAN	SECRETARY - TERRI SUOMI

CONFIRMED by the shareholders in accordance with the Act the 16th day of June, 1997.

[DELETED]
SECRETARY - TERRI SUOMI

[Original Signatures Redacted for Confidentiality Reasons.]

BY-LAW NO. 2

being a by-law to amend By-law No. 1 of TRI CONTINENTAL CAPITAL LTD. (the “Corporation”)

BE IT ENACTED as a by-law of the Corporation as follows:

1.	EXECUTION OF INSTRUMENTS

Deeds, transfers, assignments, contracts and any other documents of the Corporation, shall be signed by any two directors or officers;

Any director or officer of the Corporation is hereby authorized and directed to sign any articles on behalf of the Corporation.

Notwithstanding any provision to the contrary contained in the by-laws of the Corporation, the Board may at any time or times direct the manner in which and the person or persons by whom any particular deed, transfer, assignment, contract or other document, or any class of deeds, transfers, assignments, contracts or other documents, shall be signed.

2.	REPEAL

Paragraph No. 33 of By-law No. 1 with respect to execution of instruments be repealed, and any other by-laws inconsistent herewith be and the same are hereby repealed.

MADE by the board the 24th day of March, 2003.

[DELETED]	[DELETED]
David Berman, President	Gary Berman, Secretary

CONFIRMED by the shareholders in accordance with the Business Corporations Act (Ontario) the 24th day of March, 2003.

[DELETED]
Gary Berman, Secretary

[Original Signatures Redacted for Confidentiality Reasons.]

BY-LAW NO. 3

A by-law amending By-law No. 1 of

TRICON CAPITAL GROUP INC.

(the “Corporation”)

1.    The following definition is added to paragraph 1 of By-law No. 1 of the Corporation:

“IPO” means the initial public offering of securities of the Corporation, to be completed on or about May 20, 2010.

2.    Paragraph 5 of By-law No. 1 of the Corporation is repealed and replaced with the following:

“5. NOTICES – Notices of the time and place of each meeting of shareholders shall be sent not less than 21 days or more than 50 days before the date of the meeting to each director, to the auditor, if any, and to each shareholder entitled to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements, the auditor’s report, election of directors and reappointment of the incumbent auditor, shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgement thereon and shall state the text of any special resolution to be submitted to the meeting.”

3.    Paragraph 7 of By-law No. 1 of the Corporation is repealed and replaced with the following:

“7. QUORUM – Holders of 25% of the issued shares entitled to vote at a meeting of shareholders, whether present in person or represented by proxy, constitute a quorum. If a quorum is present at the opening of a meeting of shareholders, the shareholders present may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.”

4.    Paragraph 15 of By-law No. 1 of the Corporation is repealed and replaced with the following:

“15.     ELECTION AND TERM – Shareholders of the Corporation shall elect directors to hold office for a staggered term in three classes:

a)	One class initially comprised of two directors who shall hold office for a term expiring at the closing of the third annual general meeting of the shareholders following their election (“Class 3”);

b)	A second class initially comprised of two directors who shall hold office for a term expiring at the close of the second annual general meeting following their election (“Class 2”); and

c)	A third class initially comprised of one director who shall hold office for a term expiring at the close of the first annual general meeting following his or her election (“Class 1”).

At each future annual general meeting, each director in a class whose member or whose members must retire from office at such meeting, on the expiration of the term for which he or she or they were elected, shall retire from office to be replaced with a successor or stand for re-election, in either case for a term expiring at the close of the third annual meeting of shareholders following such meeting. Subject to the provisions of the Act, the board of directors shall determine which class proposed or new directors shall join prior to such director’s election or appointment, as applicable.”

5.	Paragraphs 20 through 29 of By-law No. 1 of the Corporation are repealed and replaced with the following:

“20.    APPOINTMENT - The board may designate the offices of the Corporation and from time to time appoint a chairman of the board, lead director, managing director, chief executive officer, chief financial officer, president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a chief financial officer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. One person may hold more than one office and, except for the chairman of the board, the lead director and the managing director, an officer need not be a director.

21.    CHAIRMAN OF THE BOARD - If appointed, the chairman of the board may be assigned by the board any of the powers and duties that are by any provisions of this by-law assigned to the managing director or to the president and, subject to the provisions of the Act, such other powers and duties as the board may specify or as are incidental to such office. The chairman of the board shall, when present, preside at all meetings of the board and shareholders. Subject to section 13 and section 18, during the absence or disability of the chairman of the board, the duties of the chairman of the board shall be performed, and the powers exercised, by the first mentioned of the following members of the board then in office: the lead director or such other member of the board as selected by a majority of the board members.

22.    LEAD DIRECTOR - If the chairman of the board is not “independent” within the meaning of applicable securities legislation, the board may appoint a lead director. If appointed, the lead director, who shall be “independent” within the meaning of applicable securities legislation, shall have the powers and duties of the chairman of the board in case of the absence or disability of the chairman of the board. The lead director shall have such other powers and duties as the board may specify or as are incidental to such office.

23.    MANAGING DIRECTOR - If appointed, the managing director shall be the chief executive officer and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation. The managing director shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

24.    PRESIDENT - If appointed, the president shall have general supervision of the business and affairs of the Corporation, subject to the direction and authority of the board, the chairman of the board, the lead director and the managing director, and shall have such other powers and duties as the board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

25.    VICE-PRESIDENT - If appointed, the vice-president, or if more than one, the vice-presidents, in order of seniority as designated by the board, shall be vested with all the powers and perform all the duties of the president in the president’s absence, inability or refusal to act. A vice-president shall have such powers and duties as the board may specify or as are incidental to such office.

26.    SECRETARY - If appointed, the secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all such proceedings. The secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers and auditors. The secretary shall be the custodian of all books and records of the Corporation, except when some other officer or agent has been appointed for that purpose. The secretary shall have such other powers and duties as the board may specify or as are incidental to such office.

27.    CHIEF FINANCIAL OFFICER - If appointed, the chief financial officer shall keep or cause to be kept proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation. The chief financial officer shall render to the board whenever required an account of all transactions undertaken as chief financial officer and of the financial position of the Corporation and shall have such other powers and duties as the board may specify or as are incidental to such office.

28.    POWERS AND DUTIES OF OTHER OFFICERS - The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

29.    VARIATION OF POWERS AND DUTIES - Subject to the provisions of the Act, the board may from time to time vary, add to or limit the powers and duties of any officer.

30.    TERM OF OFFICE - The board, in its discretion, may remove any officer of the Corporation without prejudice to such officer’s rights under any employment contract. Otherwise, each officer appointed by the board shall hold office until a successor is appointed, except that the term of office of the chairman of the board, lead director or managing director shall expire when the holder thereof ceases to be a director.

31.    FIDELITY BONDS - The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties in such form and with such surety as the board may from time to time prescribe.”

6.	Paragraph 13 of By-law No. 1 of the Corporation is repealed and replaced with the following:

“13.    CHAIRMAN OF SHAREHOLDERS’ MEETINGS – In the event that the chairman of the board, if any, the lead director, if any, the president or any vice-president fails to assume the chairmanship of a meeting in accordance with paragraphs 21, 22, 24 and 25 of this by-law within 15 minutes after the time appointed for the holding of the meeting, the persons present at the meeting and entitled to vote thereat shall choose a person from their number to be the chairman of the meeting.”

7.	Paragraph 18 of By-law No. 1 of the Corporation is repealed and replaced with the following:

“ 18.    CHAIRMAN OF DIRECTORS’ MEETINGS – In the event that the chairman of the board, if any, the lead director, if any, the president or any vice-president fails to assume the chairmanship of a meeting in accordance with paragraphs 21, 22, 24 and 25 of this by-law within 15 minutes after the time appointed for the holding of the meeting, the persons present at the meeting and entitled to vote thereat shall choose a person from their number to be the chairman of the meeting.”

8.	Paragraph 37 and 46 of By-law No. 1 of the Corporation are repealed.

[Remainder of page intentionally left blank. Signature page follows.]

DATED the 13th day of May, 2010.

TRICON CAPITAL GROUP INC.

Per:	[DELETED]
	Name:	David Berman
	Title:	President

[Original Signatures Redacted for Confidentiality Reasons.]

Signature Page To By-law No. 3

BY-LAW NO. 4

A by-law amending By-law No,. 1 and By-law No. 3 of

TRICON CAPITAL GROUP INC.

(the “Corporation”)

BE IT ENACTED as a by-law of the corporation as follows:

1.	ADVANCE NOTICE OF NOMINATIONS OF DIRECTORS

(a)

Nomination of Directors. Only persons who are nominated in accordance with the provisions of paragraph 1(a) of this By-law 4 shall be eligible for election as directors of the Corporation. Nominations of persons for election as directors of the Corporation at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may only be made: (a) by or at the direction of the board of directors of the Corporation, including pursuant to a notice of meeting, (b) by or at the direction or request of one or more shareholders pursuant to a proposal submitted to the Corporation in accordance with the Act or a requisition of meeting submitted to the directors in accordance with the Act, or (c) by any person (a “nominating shareholder”) who, at the close of business on the date of the giving of the notice provided for below and on the record date for determining shareholders entitled to vote at such meeting, is a registered holder or beneficial owner of shares that are entitled to be voted at such meeting and complies with the notice and other procedures set forth in paragraph 1 of this By-law 4.

(b)

Timely Notice. In addition to any other requirements in paragraph 1 of this By-law 4 and under applicable laws, for a nomination to be made by a nominating shareholder, the nominating shareholder must have given timely notice thereof in proper written form to the secretary of the Corporation. To be timely, a nominating shareholder’s notice must be received by the secretary at the principal executive offices of the Corporation (a) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is called for a date that is less than 45 days after the date on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareholder may be made not later than the close of business on the 15th day following the date on which the public announcement of the date of the annual meeting is first made by the Corporation; and (b) in the case of a special meeting of shareholders (which is not also an annual meeting of shareholder), not later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting of shareholders is first made by the Corporation. The adjournment or postponement of a meeting of shareholders or the announcement thereof shall not commence a new time period for the giving of a nominating shareholder’s notice as described above.

(c)

Full Slate not Nominated. Notwithstanding anything in paragraph 1(b) of this By-law 4 to the contrary, if the management information circular for an annual meeting of shareholders nominates fewer than the number of directors to be elected at the meeting, a nominating shareholder’s notice required by paragraph 1 of this By-law 4 shall also be considered timely, but only regarding nominees for the additional directorships that are to be filled by election at such annual meeting, if it shall be received by the secretary at the principal executive offices of the Corporation not later than the close of business on the 15th day following the date on which such management information circular was first mailed to the shareholders by the Corporation.

(d)

Proper Written Form. To be in proper written form, a nominating shareholder’s notice to the secretary must set forth: (a) as to each person whom the nominating shareholder proposes to nominate for election as a director (i) the name, age, business address and residential address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) whether the nominee is a resident Canadian within the meaning of the Act, (iv) the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (v) any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareholder, any person acting jointly or in concert with the nominating shareholder or any of their respective affiliates, and (vi) any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and (b) as to the nominating shareholder giving the notice, (i) the name and record address of the nominating shareholder, (ii) the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominating shareholder as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (iii) any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the nominating shareholders’ interests in the Corporation, (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareholder has a right to vote any shares of the Corporation, (v) whether the nominating shareholder intends to deliver a proxy circular and form of proxy to any shareholders of the Corporation in connection with the election of directors, and (vi) any other information relating to the nominating shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws. Such notice must be accompanied by the written consent of each nominee to being named as a nominee and to serve as a director, if elected. Reference to “nominating shareholder” in this paragraph 1 (d) of this By-law 4 shall be deemed to refer to each shareholder that nominates a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal.

(e)

Further Information. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(f)

Determination of Eligibility. The chairman of the meeting of shareholders at which an election for directors is held shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded. The Board may, in its sole discretion, waive any requirement in paragraph 1 of this By-law 4.

(g)

Discussion Permitted. Nothing in paragraph 1 of this By-law 4 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter it is entitled to discuss pursuant to the Act.

(h)

Meaning of Public Announcement. For purposes of paragraph 1 of this By-law 4, “public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

(i)

Notice. Notwithstanding any other provision of the by-laws of the Corporation, notice given to the secretary pursuant to paragraph 1 of this By-law 4 may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the secretary for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the secretary at the address of the principal executive offices of the Corporation, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

2.	Paragraph 15 of By-law No. 3 of the Corporation is repealed and replaced with the following:

“15.    ELECTION AND TERM – The directors shall be elected at each annual meeting of shareholders of the Corporation and each director shall hold office until the close of the first annual meeting following the director’s election; provided that if an election of directors is not held at an annual meeting of shareholders, the directors then in office shall continue in office until their successors are elected. Retiring directors are eligible for re-election.

[Remainder of page intentionally left blank. Signature page follows.]

DATED the 12th day of March, 2013.

TRICON CAPITAL GROUP INC.

Per:	[DELETED]
Name: Title:

[Original Signatures Redacted for Confidentiality Reasons.]

Signature Page to By-law No.4